                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                               _________________
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): March 12, 2002

                          AVALON HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Ohio                          1-14105              34-1863889
----------------------------        ----------------     -------------------
(State or Other Jurisdiction        (Commission File        (IRS Employer
      of Incorporation)                  Number)         Identification No.)

                     One American Way, Warren, Ohio  44484
             (Address of Principal Executive Offices)  (Zip Code)

      Registrant's telephone number, including area code:  (330) 856-8800

________________________________________________________________________________
            (Former name and address, if changed since last report)

                             There are no exhibits
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                          AVALON HOLDINGS CORPORATION

Cross Reference Sheet showing location in Current Report of Information Required Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                     Current Report Item                     Caption in Current Report
                     -------------------                     -------------------------
Item 1.     Changes in Control of Registrant                   Not Applicable

Item 2.     Acquisition of Disposition of Assets               Not Applicable

Item 3.     Bankruptcy or Receivership                         Not Applicable

Item 4.     Changes in Registrant's Certifying Accountant      Not Applicable

Item 5.     Other Events                                       Provision for Losses on
                                                               Accounts Receivable

Item 6.     Resignations of Registrant's Directors             Not Applicable

Item 7.     Financial Statements and Exhibits                  Not Applicable

Item 8.     Change in Fiscal Year                              Not Applicable

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ITEM 5, OTHER EVENTS

     On January 16, 2002, IT Group, Inc. and most of its subsidiaries, including IT Corporation ("IT") filed for protection under Chapter 11 of The United States Bankruptcy Code. On the date of the filing, a subsidiary of Avalon Holdings Corporation ("Avalon") had performed services as a subcontractor to IT for which it had not received payment. Although Avalon has and will continue to pursue payment through IT's bankruptcy proceedings and from the project's property owner, Avalon will record a pretax charge of $2.2 million to the provision for losses on accounts receivable in the fourth quarter of 2001, which charge represents the entire amount due Avalon from IT at December 31, 2001.

     Avalon Holdings Corporation provides transportation services, waste disposal brokerage and management services and technical environmental services, including environmental engineering, site assessment, analytical laboratory, remediation and landfill management services to industrial, commercial, municipal and governmental customers. The Company also owns and operates a golf course.
                                     -end-

For more information, contact:

                     Mr. Tim Coxson, Chief Financial Officer
                     Avalon Holdings Corporation
                     One American Way
                     Warren, OH  44484-5555
                     (330) 856-8800

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AVALON HOLDINGS CORPORATION
                                           (Registrant)

                                         /s/ Timothy C. Coxson
                                   -------------------------------------------
                                   By:   Timothy C. Coxson
                                         Chief Financial Officer and Treasurer

DATED:   March 12, 2002

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